Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Legg Mason BW Large Cap Value Portfolio

(the "Portfolio")

Supplement dated June 23, 2020, to the Prospectus

dated May 1, 2020, as supplemented and amended to date

Brandywine Global Investment Management, LLC ("Brandywine"), a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"), currently serves as subadviser to the Portfolio. During the third quarter of 2020 (the "Effective Date"), Franklin Resources, Inc. ("Franklin") is expected to acquire Legg Mason (the "Transaction").

The change in control of Legg Mason resulting from the Transaction will constitute an "assignment" of the subadvisory agreement between SunAmerica Asset Management, LLC ("SunAmerica") and Brandywine with respect to the Portfolio (the "Prior Subadvisory Agreement"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on June 17, 2020, the Board of Trustees of SunAmerica Series Trust approved a new subadvisory agreement between SunAmerica and Brandywine (the "New Subadvisory Agreement") with respect to the Portfolio, which will become effective on the Effective Date. No changes to the portfolio management team or other key personnel who provide services to the Portfolio are anticipated as a result of the Transaction. The level and scope of services to be rendered by Brandywine and the fees payable by SunAmerica to Brandywine under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Upon the Effective Date, the following change to the Prospectus will become effective:

The first paragraph of the subsection entitled "Management – Information about the Subadvisers – Brandywine Global Investment Management, LLC (Brandywine)" is deleted in its entirely and replaced with the following:

Brandywine Global Investment Management, LLC (Brandywine) is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to other investment company portfolios. As of January 31, 2020, Brandywine's total assets under management were approximately $72.5 billion. Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments).

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.